Exhibit 99.1

Protolabs Reports Financial Results for the First Quarter of 2024
Total Revenue of $128 Million; Protolabs Network Revenue up 39% YoY to $24 Million
GAAP Earnings Per Share of $0.20, Non-GAAP Earnings Per Share of $0.40
MINNEAPOLIS – May 3, 2024 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the first quarter ended March 31, 2024.
First Quarter 2024 Financial Highlights:
•Revenue was $127.9 million, a 1.6% increase compared to the first quarter of 2023.
•Revenue generated from Protolabs Network was $23.9 million, a 38.9% increase compared to the first quarter of 2023.
•Net income was $5.3 million, or $0.20 per diluted share, compared to $2.7 million, or $0.10 per diluted share, in the first quarter of 2023.
•Non-GAAP net income was $10.4 million, or $0.40 per diluted share, compared to $7.9 million, or $0.30 per diluted share, in the first quarter of 2023. See “Non-GAAP Financial Measures” below.
•EBITDA was $15.7 million, or 12.3% of revenue. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $20.2 million, or 15.8% of revenue, compared to $17.8 million, or 14.1% of revenue, in the first quarter of 2023. See “Non-GAAP Financial Measures” below.

"We demonstrated strong financial and operational results in the first quarter,” said Rob Bodor, President and Chief Executive Officer. "We are encouraged by our progress to-date and remain focused on driving profitable growth for the full year 2024. As we continue to execute against our strategy, we remain confident in our ability to increase the number of customers using our hybrid model and drive higher revenue per customer through larger orders in all services. We look forward to comprehensively serving our customers, driving growth and profitability, and increasing value for shareholders."

Dan Schumacher, Chief Financial Officer, commented, "Our results were driven by increased order growth relative to the beginning of the year as well as strong performance in our higher-margin Factory business. We remain committed to returning capital to shareholders as we repurchased $16.0 million of common stock in the quarter, equivalent to 85% of free cash flow."

Additional First Quarter 2024 Highlights:
•Customer contact information
◦Protolabs served 22,466 customer contacts during the quarter.
◦Revenue per customer contact increased 5.3% year-over-year to $5,693.
•Gross margin was 44.9% of revenue, compared to 42.7% of revenue in the first quarter of 2023.
•Non-GAAP gross margin was 45.6% of revenue, compared to 43.4% of revenue in the first quarter of 2023. See "Non-GAAP Financial Measures" below.
•Cash flow from operations was $21.3 million in the first quarter of 2024.
•Cash and investments balance was $112.9 million as of March 31, 2024.

Second Quarter 2024 Outlook

For the second quarter of 2024, the Company expects to generate revenue between $122 million and $130 million.

The Company expects second quarter 2024 diluted net income per share between $0.11 and $0.19, and non-GAAP diluted net income per share between $0.30 and $0.38. See "Non-GAAP Financial Measures" below.
Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its first quarter 2024 financial results and second quarter 2024 outlook today, May 3, 2024 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/44qaaegi/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$92,804	$83,790
Short-term marketable securities	16,875	19,013
Accounts receivable, net	77,849	72,848
Inventory	12,823	13,657
Income taxes receivable	644	2,228
Prepaid expenses and other current assets	9,425	9,124
Total current assets	210,420	200,660

Property and equipment, net	247,798	253,655
Goodwill	273,991	273,991
Other intangible assets, net	24,407	25,584
Long-term marketable securities	3,257	8,019
Operating lease assets	4,185	4,628
Finance lease assets	893	960
Other long-term assets	4,852	4,856
Total assets	$769,803	$772,353

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,256	$15,636
Accrued compensation	16,239	15,292
Accrued liabilities and other	21,216	16,872
Current operating lease liabilities	1,549	1,585
Current finance lease liabilities	299	296
Income taxes payable	3,877	—
Total current liabilities	58,436	49,681

Long-term operating lease liabilities	2,588	3,008
Long-term finance lease liabilities	519	595
Long-term deferred tax liabilities	16,482	18,742
Other long-term liabilities	4,468	5,032

Shareholders' equity	687,310	695,295
Total liabilities and shareholders' equity	$769,803	$772,353

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue
Injection Molding	$52,663	$51,948
CNC Machining	49,932	48,104
3D Printing	21,582	21,325
Sheet Metal	3,553	4,248
Other Revenue	160	234
Total Revenue	127,890	125,859

Cost of revenue	70,423	72,083
Gross profit	57,467	53,776

Operating expenses
Marketing and sales	23,160	22,451
Research and development	11,167	10,677
General and administrative	16,313	16,833
Closure of Japan business	—	66
Total operating expenses	50,640	50,027
Income from operations	6,827	3,749
Other income, net	899	1,290
Income before income taxes	7,726	5,039
Provision for income taxes	2,458	2,380
Net income	$5,268	$2,659

Net income per share:
Basic	$0.21	$0.10
Diluted	$0.20	$0.10

Shares used to compute net income per share:
Basic	25,624,949	26,580,279
Diluted	25,784,987	26,605,787

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Operating activities
Net income	$5,268	$2,659
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,103	9,388
Stock-based compensation expense	4,276	3,695
Deferred taxes	(2,247)	(3,096)
Interest on finance lease obligations	10	287
Gain on disposal of property and equipment	(22)	—
Other	63	(46)
Changes in operating assets and liabilities	4,887	9,691
Net cash provided by operating activities	21,338	22,578

Investing activities
Purchases of property, equipment and other capital assets	(2,587)	(3,441)
Proceeds from sales of property, equipment and other capital assets	22	194
Proceeds from call redemptions and maturities of marketable securities	6,984	7,630
Net cash provided by investing activities	4,419	4,383

Financing activities
Purchases of shares withheld for tax obligations	(533)	(401)
Repurchases of common stock	(16,013)	(21,119)
Principal repayments of finance lease obligations	(73)	(82)
Net cash used in financing activities	(16,619)	(21,602)
Effect of exchange rate changes on cash and cash equivalents	(124)	134
Net increase in cash and cash equivalents	9,014	5,493
Cash and cash equivalents, beginning of period	83,790	56,558
Cash and cash equivalents, end of period	$92,804	$62,051

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net income	$5,268	$2,659
Add back:
Stock-based compensation expense	4,276	3,695
Amortization expense	987	1,526
Unrealized (gain) loss on foreign currency	237	(71)
Costs related to Japan closure activities	—	66
Total adjustments [1]	5,500	5,216
Income tax benefits on adjustments [2]	(354)	(2)
Non-GAAP net income	$10,414	$7,873

Non-GAAP net income per share:
Basic	$0.41	$0.30
Diluted	$0.40	$0.30

Shares used to compute non-GAAP net income per share:
Basic	25,624,949	26,580,279
Diluted	25,784,987	26,605,787

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended March 31,
	2024	2023

Cost of revenue	$801	$808

Marketing and sales	833	692
Research and development	692	572
General and administrative	2,937	3,149
Closure of Japan business	—	66
Total operating expenses	4,462	4,479

Other income (loss), net	237	(71)
Total adjustments	$5,500	$5,216

2For the three months ended March 31, 2024 and 2023, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$127,890	$125,859
Gross profit	57,467	53,776
GAAP gross margin	44.9%	42.7%
Add back:
Stock-based compensation expense	459	466
Amortization expense	342	342
Total adjustments	801	808
Non-GAAP gross profit	$58,268	$54,584
Non-GAAP gross margin	45.6%	43.4%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$127,890	$125,859
Income from operations	6,827	3,749
GAAP operating margin	5.3%	3.0%
Add back:
Stock-based compensation expense	4,276	3,695
Amortization expense	987	1,526
Costs related to Japan closure activities	—	66
Total adjustments	5,263	5,287
Non-GAAP income from operations	$12,090	$9,036
Non-GAAP operating margin	9.5%	7.2%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$127,890	$125,859
GAAP net income	5,268	2,659
GAAP net income margin	4.1%	2.1%
Add back:
Amortization expense	$987	$1,526
Depreciation expense	8,116	7,862
Interest income, net	(1,112)	(350)
Provision for income taxes	2,458	2,380
EBITDA	15,717	14,077
EBITDA Margin	12.3%	11.2%
Add back:
Stock-based compensation expense	4,276	3,695
Unrealized (gain) loss on foreign currency	237	(71)
Costs related to Japan closure activities	—	66
Total adjustments	4,513	3,690
Adjusted EBITDA	$20,230	$17,767
Adjusted EBITDA Margin	15.8%	14.1%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$101,481	$—	$101,481	$97,746	3.8%	3.8%
Europe	26,409	(907)	25,502	28,113	(6.1%)	(9.3%)
Total revenue	$127,890	$(907)	$126,983	$125,859	1.6%	0.9%

1Revenue for the three months ended March 31, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2023 to GAAP revenue for the three months ended March 31, 2024.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2023 to non-GAAP revenue for the three months ended March 31, 2024 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$52,663	$(408)	$52,255	$51,948	1.4%	0.6%
CNC Machining	49,932	(308)	49,624	48,104	3.8	3.2
3D Printing	21,582	(187)	21,395	21,325	1.2	0.3
Sheet Metal	3,553	(4)	3,549	4,248	(16.4)	(16.5)
Other Revenue	160	—	160	234	(31.6)	(31.6)
Total Revenue	$127,890	$(907)	$126,983	$125,859	1.6%	0.9%

1Revenue for the three months ended March 31, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2023 to GAAP revenue for the three months ended March 31, 2024.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2023 to non-GAAP revenue for the three months ended March 31, 2024 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Customer contacts	22,466	23,287
Revenue per customer contact	$5,693	$5,405

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(In thousands, except per share and per share amounts)
(Unaudited)

	Q2 2024 Outlook
	Low	High
GAAP diluted net income per share	$0.11	0.19
Add back:
Stock-based compensation expense	0.15	0.15
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.30	$0.38